                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 31, 2002


                          ATLAS PIPELINE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        1-14998                   23-3011077
-----------------------            ---------------           -------------------
(State of incorporation              (Commission              (I.R.S. Employer
   or organization)                   File Number)           Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 262-2830

Item 5.  Other Events.
         ------------

         Atlas Pipeline Partners, L.P. has exercised its right under the contribution agreement, dated January 18, 2002, among Atlas Pipeline Partners, L.P., Atlas Pipeline Partners GP, LLC, Resource America, Inc., Vulcan Intermediary, L.L.C. and New Vulcan Coal Holdings, L.L.C. to terminate the agreement to acquire Triton Coal Company, L.L.C.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)   Exhibits

               99   Press release, July 31, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLAS PIPELINE PARTNERS, L.P.

                                         By:  Atlas Pipeline Partners GP, LLC
                                              Its General Partner
Date:  August 1, 2002
                                         By:  /s/ Michael L. Staines
                                              ----------------------------------
                                         Michael L. Staines
                                         President, Chief Operating Officer
                                         and Secretary